UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/04/2010

NovaRay Medical, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-52731

Delaware	16-1778998
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

39655 Eureka Drive, Suite A, Newark, California
(Address of principal executive offices, including zip code)

(510) 619-9200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 4, 2010, William Frederick, the Chief Financial Officer of NovaRay Medical, Inc. (the "Company") submitted his resignation effective January 15, 2010. Mr. Frederick's resignation was not caused by any disagreement with the Company. In connection with his resignation, the Company modified that certain Amendment to Executive Employment Agreement entered into as of July 2, 2009 by and between the Company and Mr. Frederick (the "Amendment") and agreed to pay Mr. Frederick deferred base salary of $24,125 as further described in Section 4.1 of the Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaRay Medical, Inc.

Date: January 08, 2010	By:	/s/ William Frederick
William Frederick
Chief Financial Officer